UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 1, 2011

DexCom, Inc.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

000-51222	33-0857544
(Commission File Number)	(IRS Employer Identification No.)

6340 Sequence Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 200-0200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 1, 2011, DexCom, Inc. (“DexCom”), entered into a Research and Development Agreement (the “Agreement”) with Roche Diagnostics Operations, Inc. (“Roche”).

Pursuant to the Agreement, DexCom granted Roche the right to integrate a future generation of DexCom’s continuous glucose monitoring (“CGM”) technology with Roche’s next generation Accu-Chek® insulin delivery system (the “Integrated System”) in the United States. The Agreement requires that Roche pay DexCom (a) up to $3 million upon the achievement of certain milestones set forth in the Agreement (the “Milestone Payments”), and (b) up to an additional $1 million to offset a portion of DexCom’s development expenses for the Integrated System. An initial Milestone Payment of $500,000 is payable to DexCom by Roche as a result of the execution of the Agreement.

The Agreement contemplates that Roche and DexCom will enter into a commercialization agreement (the “Commercialization Agreement”) that sets forth each party’s rights and obligations with respect to the commercialization of the Integrated System. The Commercialization Agreement will provide, among other things, that Roche will pay DexCom $100 for each Integrated System sold.

The initial term of the Agreement commences on November 1, 2011 and expires on December 31, 2014. The initial term of the Agreement will automatically renew for additional one year periods unless either party gives the other party written notice of its intention not to renew the Agreement at least 90 days prior to the expiration of the then current term.

The foregoing summary of the material terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which DexCom intends to file with its Annual Report on Form 10-K for the fiscal year ending December 31, 2011.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 2, 2011, DexCom issued a press release announcing its financial results for the quarter ended September 30, 2011 and certain other information. This press release has been furnished as Exhibit 99.01 to this report and is incorporated herein by this reference.

The information in this Item 2.02, including Exhibit 99.01 hereto, is furnished pursuant to Item 2.02 of Form 8-K, and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of DexCom under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

ITEM 7.01. REGULATION FD DISCLOSURE

On November 2, 2011, DexCom issued a press release announcing the transactions described in Item 1.01 of this Current Report on Form 8-K. This press release has been furnished as Exhibit 99.02 to this report and is incorporated herein by this reference.

The information in this Item 7.01, including Exhibit 99.02 hereto, is furnished pursuant to Item 7.01 of Form 8-K, and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of DexCom under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Number	Description

99.01	Press release dated November 2, 2011, announcing DexCom’s financial results for the quarter ended September 30, 2011 and certain other information.

99.02	Press release dated November 2, 2011, announcing the Research and Development Agreement entered into by DexCom and Roche.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEXCOM, INC.

By:	/s/ Steven R. Pacelli
Steven R. Pacelli
Chief Operating Officer

Date: November 2, 2011

Exhibit Index

Number	Description

99.01	Press release dated November 2, 2011, announcing DexCom’s financial results for the quarter ended September 30, 2011 and certain other information.

99.02	Press release dated November 2, 2011, announcing the Research and Development Agreement entered into by DexCom and Roche.